SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

     [ X] Preliminary Proxy Statement

     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

     [  ]  Definitive Proxy Statement

     [  ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                  DIGITRAN SYSTEMS, INCORPORATED
         (Name of Registrant as Specified in its Charter)

                               N/A
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     [ X]  No fee required

     [  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

          1) Title of each class of securities to which transaction applies: N/A

          2)   Aggregate number of securities to which transaction applies:
N/A

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined: N/A

          4)   Proposed maximum aggregate value of transaction:  N/A

          5)   Total fee paid:  $0.

     [  ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:  $0.

          2)   Form, Schedule or Registration Statement No.:  N/A

          3)   Filing Party:  N/A

          4)   Date Filed:  N/A

                         PROXY STATEMENT

                  DIGITRAN SYSTEMS, INCORPORATED
                     (A Delaware Corporation)
                       205 West 8800 South
                            P.O Box 91
                    Paradise, Utah  84328-0091


                 SPECIAL MEETING OF SHAREHOLDERS

                        February 28, 2002

     THIS PROXY STATEMENT IS BEING MAILED TO ALL SHAREHOLDERS OF RECORD IN CONNECTION WITH THE SOLICITATION OF THEIR VOTE BY THE BOARD OF DIRECTORS OF DIGITRAN SYSTEMS, INCORPORATED ("the Company" or "DSI") with regard to the Special Shareholders' Meeting to be held on Thursday, February 28, 2002 at

3:00 p.m. EST at the Holiday Inn on Route 22 West in Springfield, New Jersey. This Proxy Statement should be reviewed in connection with the Company's Annual Report filed on SEC Form 10-KSB for the period ended April 30, 2001 and current 10-QSB Report for the period ending October 31, 2001 all of which are available at website of the United States Securities and Exchange Commission identified as www.sec.gov. The SEC file number is 1-11034.

     VARIOUS ITEMS OF IMPORTANT INFORMATION AND FINANCIAL STATEMENTS FOR THE COMPANY RELATED TO THIS PROXY STATEMENT ARE SET-OUT IN THE ANNUAL REPORT ON SEC FORM 10-KSB AND ITS MOST CURRENT 10-QSB QUARTERLY REPORT. SUCH DETAILED INFORMATION MAY BE RELEVANT IN REVIEWING THIS PROXY STATEMENT, BUT IS NOT NECESSARILY REPEATED IN THIS DOCUMENT.

     In order to have your vote counted, you must complete, sign and provide any additional information requested on the proxy ballot form enclosed with this Proxy Statement. PLEASE BE SURE TO COMPLETE AND SIGN YOUR PROXY BALLOT AND RETURN SAME IN THE ENCLOSED REPLY ENVELOPE PROVIDED FOR THIS PURPOSE.

Revocability of Proxy

     A shareholder returning the enclosed proxy ballot has the power to revoke it at any time before it is exercised and may do so by written notice to the Secretary of the Company at the address set forth above, effective upon receipt of such written notice, or by voting in person at the Special Shareholders' Meeting. Attendance at the Special Shareholders' Meeting, in and of itself, will not constitute revocation of a proxy.

Solicitation and Voting Procedures

     The record date for the determination of shareholders entitled to vote at the Special Shareholders' Meeting is the close of business on January 15, 2002.

     As of January 15, 2002, the authorized capital stock of DSI consisted of
(i) 25,000,000 shares of Class A common stock, $0.01 par value per share, of which 24,347,699 shares are issued and outstanding as of December15, 2001;
(ii) 5,000,000 shares of Class B common stock, $0.01 par value per share, of which 2,000,000 shares are issued and outstanding as of January 15, 2002; and
(iii) 1,000,000 shares of Eight (8%) Percent Cumulative Preferred Stock of which 51,500 shares were issued and outstanding as of January 15, 2002. As provided in DSI's Articles of Incorporation, the Class A common stock carries with it the right to vote one-tenth of a vote per share, the Class B common stock carries with it the right to vote one vote per share and the Preferred Stock carries with it the right to vote one-tenth of a vote per share. All outstanding shares of DSI common stock and preferred stock are validly issued, fully paid for and nonassessable with no personal liability attaching to the ownership thereof, free of pre-emptive rights and free and clear of all liens, claims and encumbrances. There are no cumulative voting provisions.

     Shares entitled to vote will be determined based upon the official shareholder record of January 15, 2002. Actual votes cast will be determined by the physical counting of votes in person or proxy by the Inspector of Elections to be appointed prior to the meeting by the Board of Directors. Any dispute as to votes or entitlement to vote will be decided by majority vote of the Board of Directors.

Quorum

     As to each item to be voted upon in this Proxy, a numerical majority of the issued and outstanding shares needed to pass such measure must be present or voted by Proxy at the meeting, as determined by the Inspector of Elections at the time of meeting. Each proposal to be voted upon will only be adopted by a majority vote of shares voted at the meeting, provided a quorum consisting of fifty (50%) percent of the 4,439,919 votes which constitute the aggregate of all voting classes, is present.

     There are no matters to be voted upon as described by this Proxy upon which management will proceed absent majority shareholder approval as described above.

Abstentions

     Abstentions will be counted for purposes of determining both (i) the presence and absence of a quorum for the transaction of business and (ii) the total number of votes cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

Broker Non-Votes

     Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of votes cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, broker non-votes will not affect the outcome of the voting on a proposal that requires a majority of votes cast.

Stock Ownership of Certain Beneficial Owners and Management

     The Company knows of no person or group, except the following, which, as of the date of this Proxy Statement, beneficially owns and has the right to vote more than 5% of the various voting shares in the Company:

NAME AND ADDRESS
OF BENEFICIAL OWNER     VOTING SHARES BENEFICIALLY OWNED1     PERCENTAGE

Julie T. Reeves
1051 North Ash Drive
Chandler, AZ  85234                     600,000                  13.5

Evelyn R. Call
14878 Steep Mountain Drive
Draper, UT  84020                       600,000                  13.5

Rigel Hulett
P.O. Box 345
Reserve, New Mexico 87830               600,000                  13.5

 1 For the purposes of this chart, shares are aggregated by voting rights, thus class "A" shares are only listed at 10% of the actual number issued for voting purposes.

Stock Ownership in the Event of Merger Approval

     In the event of the approval of the proposed merger transaction with TradinGear.com, Inc., the following will own 5% or more of the outstanding shares in the Company:

NAME AND ADDRESS
OF BENEFICIAL OWNER        VOTING SHARES BENEFICIALLY OWNED     PERCENTAGE

Samuel H. Gaer
c/o TradinGear.com, Inc.
39 Broadway, Suite 740
New York, NY  10006                6,750,000                     32.28

Ronald Comerchero
14 Wall Street, 11th Flr
New York, NY  10005                2,000,000                      9.56

Marni Gaer
c/o TradinGear.com, Inc.
39 Broadway, Suite 740
New York, NY  10006                1,900,000                      9.08

Global Net Financial
7284 West Palmetto Park Rd.
Suite 210
Boca Raton, FL  33433
Attn:  W. Thomas Hodgson Pres/CEO
       R. Goldie, COO              1,338,889                      6.40

Norman Fuchs
Five Flagpole Lane
East Setauket, NY  11733           1,200,000                      5.73

Bruce Frank
c/o TradinGear.com, Inc.
39 Broadway, Suite 740
New York, NY  10006                1,710,584                      8.18


               MATTERS SUBJECT TO SHAREHOLDER VOTE

                            Proposal I

                      Merger with TradinGear

THE FOLLOWING DESCRIPTION OF TRADINGEAR DOES NOT PURPORT TO CONTAIN ALL THE INFORMATION NECESSARY TO EVALUATE THE FUTURE SUCCESS OF THE MERGED COMPANY. THE DESCRIPTION INCLUDES CERTAIN ESTIMATES, PROJECTIONS AND OTHER STATEMENTS THAT MAY CONSTITUTE "FORWARD-LOOKING STATEMENTS" AS THAT TERM IS DEFINED IN FEDERAL SECURITIES LAWS WITH RESPECT TO THE ANTICIPATED FUTURE PERFORMANCE OF THE MERGED COMPANY. THESE STATEMENTS AND OTHER INFORMATION PROVIDED BY MANAGEMENT OF TRADINGEAR HAVE BEEN PREPARED IN GOOD FAITH AND ARE BASED UPON ASSUMPTIONS, WHICH, IN LIGHT OF CIRCUMSTANCES UNDER WHICH THEY ARE MADE, ARE REASONABLE. NO REPRESENTATIONS ARE MADE AND NO ASSURANCE CAN BE GIVEN THAT AFTER THE MERGER WITH TRADINGEAR THE COMPANY CAN OBTAIN THE RESULTS THAT MAY BE IMPLIED OR PROJECTED.

     This section of the Proxy Statement describes certain aspects of the acquisition of TradinGear.com, Inc., a Delaware corporation ("TradinGear"), to become a wholly owned subsidiary of the Company, with subsequent merger, does not comport to be complete and is qualified in its entirety by reference to the Reorganization Agreement which can be obtained by request from the Company. Information concerning the business and management of TradinGear set forth below and elsewhere has been furnished by the management of such entity.

     The Reorganization Agreement provides that TradinGear will merge with DSI Acquisition, Inc., a newly formed subsidiary of the Company for the purpose of implementing this transaction. In turn, the Company would issue 19,154,309 post reverse split Class A shares of the Company to DSI

Acquisition, Inc. which would then distribute those shares to the shareholders of TradinGear on the basis of one share of Class A common stock for one share of TradinGear common stock.

     As a condition precedent to the closing of the Reorganization Organization, TradinGear requires that the holders of Class B common stock which, on a post split basis, would constitute 100,000 shares, agree to exchange the 100,000 shares of Class B common stock into Class A common stock and thus eliminate the voting preference attributed to Class B common stock.

     As an integral part of this transaction, the wholly owned subsidiary of the Company known as Digitran, Inc., a Utah corporation, would be merged into an Arizona corporation known as Digitran Simulation Systems, Inc. ("DSSI") owned by the heirs of Loretta P. Trevers, the recently deceased president of DSI. The result of this merger transaction would be that the Company would continue to own a nine (9%) percent interest in Digitran, Inc.

     Based on separate financial statements for Digitran, Inc. dated as of April 30, 2001, there is no net asset value to be placed on the investment
made by DSI in this subsidiary.   Management of the Company therefore believes
the merger with DSSI provides the best opportunity to dispose of this now defunct subsidiary.

     The Reorganization Agreement contains a number of representations made by the Company, DSI Acquisition, Inc. and TradinGear. Among other items, each of the entities represented that it was in good standing in its state of domicile; that the Reorganization Agreement was duly authorized by the respective boards of directors; that the financial information provided to the other entities was true and correct in all material respects; that there had been no material changes since the date of the financial information; that there were legal or administrative actions pending or contemplated which involved the entities or their properties, except as disclosed in the Reorganization Agreement; and that all federal and state corporate tax returns had been filed and all taxes paid.

     The Reorganization Agreement providing for the merger was approved by the Board of Directors of the Company, subject to this proxy vote. Assuming approval by the shareholders of the Company holding the voting shares, the shareholders of TradinGear will receive on a pro rata basis one share of post reverse split Class A common stock for each of the 19,154,309 issued and outstanding shares of TradinGear. Also in connection with this transaction, the Company will change its name to TG FIN Holdings, Inc.

     Prior to the closing of the transaction each of the entities that were signatories to the Reorganization Agreement, were granted full access to any material information about the entity, its business or properties. The entities conducted their business in the same manner prior to closing as they had done prior to executing the Reorganization Agreement.

     The Company will require majority shareholder approval to complete the terms of the merger. Upon review by counsel, Digitran Systems does not believe any dissenting shareholders are entitled to appraisal rights under Delaware law.

                      Business of TradinGear

     TradinGear's product suite is designed for use by traders in the following major markets: broker dealers, exchanges, e-brokerage, hedgefund, and commodity markets. The end-to-end electronic system of TradinGear allows broker dealers and other users to capitalize on new technology, is easily customized and can be assembled with a variety of tools. TradinGear is a privately held Delaware corporation.

     All systems developed by TradinGear have complete risk management engines and are production quality. Before marketing their first system, TradinGear created a "core" library of approximately three hundred generic trading routines and functions. The system marketed by TradinGear is designed using a small component architecture which allows TradinGear to rapidly deploy customized software systems which shortens the implementation schedule and also the payment schedule. Each component in the library was mapped around the FIX protocol, and has the ability to be custom tailored to this industry standard for electronic financial transactions.

     Current and past clients of TradinGear include the Philadelphia Stock
Exchange, several broker dealers and hedge funds.   Revenue during the
calendar year 2001 is anticipated to exceed $1,000,000 and management of the Company projects $4,000,000 in revenue during the year 2002.

                       Marketing Strategies

     TradinGear's software is designed for use in the following markets: broker dealers, exchanges, e-brokerage, hedgefund, and commodity markets. TradinGear will use competitive pricing models [monthly lease arrangements, upfront licensing] to penetrate the above mentioned markets. TradinGear believes it can design and deploy customized software systems quicker than the competition, that this competitive advantage has been demonstrated with their existing customer base, and will continue due to their proprietary software construction technique. Since speed and professionalism combination is necessary due to the constant changes in the securities industry, TradinGear is poised to meet these challenges.

     The software package known as TGTrade is designed by TradinGear to be the most efficient and easiest to use solution for offline broker dealers and their clients. Online trading has and will continue to increase as security measures improve and the public becomes more comfortable with online money management.

     The percentage of investors using online trading is also rising. A survey by the Investment Company Institute found that in 1998 eleven (11%) percent of investors traded equities online. The same survey in 1999 found that eighteen (18%) percent were trading online, illustrating the public's willingness to accept new technology as systems improve. Again, this eighteen (18%) percent of the investing community was forced to work with the two (2%) percent of the broker-dealer community involved in online trading. It is believed these trends will continue well beyond the year 2001 and will allow TradinGear to capture its share of this growing market.

                           PROPOSAL II

                     Change in Capitalization
                        And Reverse Split

     In connection with the transaction with TradinGear, the Board of Directors recommended, and your vote is solicited, to change the capitalization of the Company. On January 15, 2002, the Board approved a proposed amendment to the certificate of incorporation which would increase the number of shares of Class A common stock to 50,000,000 shares, reverse split the existing Class A shares on a twenty-one to one share basis (21:1) and reverse split the existing Class B shares on a twenty to one share basis
(20:1), subject to shareholder approval by this proxy.   The present transfer
agent for the Company is ComputerShare Investor Services, P.O. Box 1596, Denver, Colorado 80201-1596.

                           PROPOSAL III

                      Election of New Board

     As part of the proposed reorganization, the plan of merger calls for the election of the following individuals as the new Board of Directors. These individuals, if elected, would then appoint principal officers for the Company. It would be anticipated that most of the initial officers might be appointed from the new directors listed below:

     Samuel H. Gaer, Age 34: Mr. Gaer has thirteen years experience in financial markets and financial software. He started his career on Wall
Street after graduating from The Wharton School of Business in 1988.   In
1989, he formed Gaer Trading Group and proceeded to build a floor brokerage operation that would eventually merged with Millennium Futures Group in 1993. The 1993 merger of Millennium and Uptick (the successor to Gaer Trading Group) formed one of the largest floor brokerage operation on the New York's Commodities Exchange (Comex), boasting every major Wall Street trading house as a customer.

     In 1995, Mr. Gaer founded AustinSoft, Inc., a developer of financial analysis software. AustinSoft concentrated on options analysis, and won Stocks and Commodities Magazine's Reader's Choice Awards from 1996-1999 for the highly acclaimed Optiontrader line of software.

     Mr. Gaer left the brokerage industry in 1998 to concentrate on software development at AustinSoft. Same began trading large risk arbitrage positions
for a hedge fund and for his own account.   From his experience in trading on
electronic systems for the fund came the inspiration for TradinGear.

     Mr. Gaer founded TradinGear in Spring 1999 with a simple goal in mind: to provide online traders and brokerages firms with rapid access to superior, user-friendly technology.

     Marni Gaer, Age 35:   Marni Gaer has served as TradinGear's corporate
counsel since its inception. Prior to joining the Company, Ms. Gaer was Vice President and General Counsel for International Newspaper Printing Corporation from 1992-1999. Her responsibilities included union and labor negotiations, and general corporate law. Ms. Gaer earned her JD from Brooklyn Law School in 1991 and graduated from the University of Pennsylvania with a Bachelor of Arts in Economics in 1988. She is the wife of Samuel H. Gaer.

     Ronald Comerchero, Age 48:   Mr. Comerchero has twenty years experience
in the trading business. He became a Member of the New York Mercantile Exchange in 1981, and worked as an independent floor trader until 1995. During that time he served as a Director of the New York Mercantile Exchange, and was Chairperson of the Arbitration Committee and Vice Chair of the Business Conduct and Membership Committee. In 1995, he became Managing Director of Pioneer Futures, one of the largest independent clearinghouses on the NYMEX. In 1998, he became an Allied Member of Valhalla Partners and is currently responsible for risk management procedures implemented at Valhalla and (through Valhalla Management) risk management at Catalyst Trading LLC.

               SUMMARY INFORMATION AS TO DIRECTORS

         NAME     Anticipated    Number of Shares     Percentage of issued and
                 Compensation  (Beneficial & Legal)          Outstanding
SAMUEL H. GAER       $50,000      6,750,000                     32.28

MARNI GAER           $12,000      1,900,000                      9.08

RONALD COMERCHERO    $ 1,000      2,000,000                      9.56

                           PROPOSAL IV

      Ratification of Appointment of Independent Accountants

     The Board of Directors intends to appoint Samuel Klein, CPAs as independent certified public accountants for the Company to examine the financial statements of the Company for the fiscal year ending December 31, 2001. The appointment of Samuel Klein, CPAs is subject to ratification of the shareholders and a ballot soliciting your vote for such ratification is part of these proxy materials. The present Board of Directors as well as the nominees to be elected recommends adoption of the resolution appointing the foregoing accounting firm as the independent auditors for the Company.

                   Board and Committee Meetings

     During the fiscal year ending April 30, 2001 (the "Last Fiscal Year"), the Board of Directors held three (3) meetings. The Board has held two (2) meetings in calendar year 2001 to date. The Board of Directors does not have separate sections or committees. All audits and compensation issues, as well as other matters, are addressed as a committee of the whole.

          Section 16(a) Beneficial Ownership Compliance

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange
Act") requires the Company's executive officers and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons.

     Based solely on the Company's review of such forms furnished to the Company and representations from certain reporting persons, the Company believes that all filing requirements applicable to the Company's executive officers, directors and more than 10% stockholders were complied with during the Last Fiscal Year and will be completed as to new shareholders promptly upon completion of the merger.

                      Executive Compensation

     Certain additional required information concerning remuneration, other compensation and ownership of securities by the Directors and Officers is set-out in the Company's Form 10-KSB Report dated April 30, 2001, which is
incorporated by reference.   Since the demise of its president, Loretta P.
Trevers, no compensation has been paid to any officer or director subsequent to April 30, 2001. New management has not been appointed and no provisions
for salary are presently determined.   Anticipated compensation to be paid
management of the Company after the merger with TradinGear is set out in the table found on page 8.

                  Proposed Director Remuneration

     There is no current policy for compensation to be paid to directors. Assuming the merger transaction is approved, it is contemplated that present outside director Ronald Comerchero will receive fees in the approximate amount of $1,000 for attending directors' meeting during the fiscal year ended April 30, 2002.

          Certain Relationships and Related Transactions

     Management is not presently authorized or holds any stock options or other stock rights. No new rights or options are being created as part of the merger.

              Management's Stock Rights and Options

     The Company is not aware of any significant relationships or transactions that need to be reported in its Form 10-KSB and/or this proxy statement. No new rights or options are being created as part of the merger.

                   Management's Recommendations

     The present Board recommends your vote for all of the foregoing proposals, but will provide in the Ballot Form space to vote for other nominees; or to vote against or abstain from the other proposals.

                          Other Matters

     The Special Meeting is called for the purposes set forth in the notice thereof. The Board of Directors does not intend to present, and has not been informed that any other person intends to present, any matters for action at the Special Meeting other than those specifically referred to in the Notice of Meeting and this Proxy Statement. If any other matters are properly brought before the Special Meeting, it is the intention of the proxy holders to vote on such matters in accordance with their judgment.

                      Stockholder Proposals

     There were no stockholders proposals submitted for consideration at this Special Meeting. The Company must receive stockholder proposals intended to be considered at the next Annual Meeting of Stockholders no later than December 31, 2001. Such proposals may be included in the next proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

                  Transaction of Other Business

     At the date of this Proxy Statement, the only business that the Board of Directors intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

     Any stockholder may present a matter from the floor for consideration at a meeting so long as the procedures established for such meeting and the Bylaws are followed.

                        Other Information

          Financial Reports & Other Important Documents

     Audited statements of the Company on a combined basis with its wholly owned subsidiary, Digitran, Inc., for the years April 30, 2000 and April 30, 2001 are contained in the SEC Form 10-KSB filed with the United States Securities and Exchange Commission and are deemed to be incorporated in this Proxy Statement. SEC Form 10-QSB for the period ended October 31, 2001 has also been filed with the Commission and is deemed to be incorporated in this

Proxy Statement. A separate audited financial statement for the Company dated as of April 30, 2001 is attached to this Proxy Statement as is a separate unaudited financial statement for Digitran, Inc. dated as of April 30, 2001
compiled by the Company's internal auditors.   Also attached to this Proxy
Statement are unaudited financial statements for TradinGear for calendar year 2000 and for the comparative nine month periods ended September 30, 2000 and September 30, 2001.

                       Further Information

     All references to each document referred to in this Proxy Statement are qualified in their entirety by reference to the complete contents of such document. Copies of these documents may be obtained by shareholders, without cost, upon request from management of the Company by writing Scott Lybbert, Secretary, Digitran Systems, Inc., 205 West 8800 South, P.O Box 91, Paradise, Utah 84328-0091. You may also request information from management of TradinGear by mailing a request to TradinGear.com, Inc., 390 Broadway, Suite 740, New York, New York 10006. Attention: Lawrence J. Doherty.

     In order to streamline the counting of proxy votes, your proxy ballot should be mailed to Digitran Systems, Inc., c/o Robert H. Jaffe & Associates, 8 Mountain Avenue, Springfield, New Jersey 07081.

Dated:  January 15, 2002
                              BY ORDER OF THE BOARD OF DIRECTORS:


                              /S/Scott Lybbert
                              Scott Lybbert, Secretary

               DIGITRAN SYSTEMS, INC. PROXY BALLOT
                SPECIAL MEETING, FEBRUARY 28, 2002

Please complete, sign and provide any additional information on this Proxy Ballot and return it to the Company by mail to the office of Robert H. Jaffe & Associates, P.A., 8 Mountain Avenue, Springfield, New Jersey 07081 in the enclosed self-addressed stamped envelope provided prior to February 22, 2002.


FOR      AGAINST     ABSTAIN        PROPOSAL
                              Election of all current management
                              nominees to the Board of Directors.  If
                              voting against election of all, indicate
                              below your individual vote.
----      ----         ----


         YOU MAY VOTE FOR ALL CURRENT NOMINEES ABOVE; OR
          YOU MAY VOTE INDIVIDUALLY AS TO EACH PROPOSED
                          DIRECTOR BELOW

----      ----         ----        Mr. Samual A. Gaer, Director and President

----      ----         ----        Mrs. Marni Gaer, Director

----      ----         ----        Mr. Ronald Comerchero, Director


                          OTHER MATTERS


----      ----         ----        Approval of Merger Transaction

----      ----         ----        Approval of Change In Capitalization and
                                   Reverse Split Stock

----      ----         ----        Ratification to retain Samuel Klein, CPAs
                                   as independent CPAs for the Company.

----      ----         ----        Grant to current management the right to
                                   vote your proxy in accordance with their judgment on other matters as may properly come before the meeting.


          OTHER SHAREHOLDER PROPOSALS AND/OR NOMINATIONS
(Unless otherwise indicated, your proxy will be voted in favor of any nomination or proposal indicated below.)






                   (Attach sheets as necessary)

_____   Check here if you plan
        to attend meeting.                ----------------------------
                                             SIGNATURE
Print Shareholder Name(s) exactly
as they appear on your Certificate:       Complete If Known:
____________________________                 Certificate #:__________________
____________________________                 No. of Shares:__________________
                                             Date____________________________

                  DIGITRAN SYSTEMS, INCORPORATED
                       205 West 8800 South
                           P.O. Box 91
                    Paradise, Utah  84328-0091



            NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        February 28, 2002
                         3:00 P.M. (EST)

To Our Shareholders:

     Notice is hereby given of a Special Meeting of Shareholders (the "Special Meeting") of Digitran Systems, Inc. (the " Company") to all of the shareholders of the Company. The Special Meeting will be held at the Holiday Inn located on Route 22 West in Springfield, New Jersey on February 28, 2002 at 3:00 p.m. Eastern Standard Time for the following purposes:

          1.   Approval of Merger Transaction

          2.   Change in Capitalization and Reverse Split Stock

          3.   Election of Board of Directors

          4. Ratification of the appointment of the Company's independent auditors.

     Consideration and action upon such other business as may properly come before this meeting or any adjournment thereof.

     The enclosed Proxy Statement includes information relating to these proposals.

     All shareholders of record of the Company's common stock at the close of business on January 15, 2002 are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. At least a majority of the outstanding shares of common stock of the Company present in person or by proxy is required for a quorum.

                                   By Order of the Board of Directors

                                   /s/Scott Lybbert

                                   Scott Lybbert, Secretary

                  DIGITRAN SYSTEMS, INCORPORATED

                       FINANCIAL STATEMENTS

                          April 30, 2001

                         C O N T E N T S



Independent Auditors' Report . . . . . . . . . . . . . . . . .  3

Balance Sheet . . . . . . .  . . . . . . . . . . . . . . . . .  4

Statements of Operations. . . . . . . . . . . . . . . . . . .   6

Statements of Shareholders' (Deficit) . . . . . . . . . . . . . 7

Statements of Cash Flows. . . . . . . . . . . . . . . . . . . . 8

Notes to the Financial Statements . . . . . . . . . . . . . . . 9

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders
Digitran Systems, Incorporated


We have audited the consolidated balance sheet of Digitran Systems, Incorporated as of April 30, 2001, and the related statements of operations, shareholders' deficit, and cash flows for the years ended April 30, 2001 and 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

Except as discussed in the following paragraph, we conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Digitran Systems, Incorporated as of April 30, 2001, and the results of its operations and its cash flows for the years ended April 30, 2001 and 2000, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has incurred recurring operating losses, and has an accumulated deficit. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/S/HJ & Associates

HJ & Associates
Salt Lake City, Utah
July 31, 2001

                  DIGITRAN SYSTEMS, INCORPORATED
                          Balance Sheet

                              ASSETS

                                                           April 30,
                                                              2001
CURRENT ASSETS

     Cash                                                 $          -
     Receivable from subsidiary                              1,819,421
          Total Current Assets                               1,819,421

          TOTAL ASSETS                                    $  1,819,421

The accompanying notes are an integral part of these financial statements.

                  DIGITRAN SYSTEMS, INCORPORATED
                    Balance Sheet (Continued)

             LIABILITIES AND SHAREHOLDERS' (DEFICIT)
                                                           April 30,
                                                              2001
CURRENT LIABILITIES

     Accrued expenses                                     $    12,252
     Current portion of notes payable (Note 2)                155,889

          Total Current Liabilities                           168,141

LONG-TERM LIABILITIES

     Investment in subsidiary                               5,207,837

     Total Long-Term Liabilities                            5,207,837

     Total Liabilities                                      5,375,978

COMMITMENTS AND CONTINGENCIES (Note 8)

SHAREHOLDERS' (DEFICIT)

     Preferred stock, $0.01 par value: 1,000,000 shares
      authorized, 51,500 shares issued and outstanding,
      (entitled to one-tenth vote per share)                      516
     Common stock, $0.01 par value: 25,000,000 shares
      authorized, 23,347,699 shares issued and outstanding
      (entitled to one-tenth vote per share)                  233,477
     Class B common stock, $0.01 par value: 5,000,000 shares
      authorized, 2,000,000 shares issued and outstanding
      (entitled to one vote per share)                         20,000
     Additional paid-in capital                            10,416,438
     Minority interest                                              -
     Accumulated (deficit)                                (14,226,988)

          Total Shareholders' (Deficit)                    (3,556,557)

          TOTAL LIABILITIES AND SHAREHOLDERS' (DEFICIT)   $ 1,819,421

The accompanying notes are an integral part of these financial statements.

                  DIGITRAN SYSTEMS, INCORPORATED
                           Statements of Operations
                                                   For the Years Ended
                                                         April 30,
                                                   2001           2000
REVENUES                                  $             -      $        -

OPERATING COSTS                                         -               -

OTHER EXPENSE

  Interest expense                                 12,168          21,809
  Loss from investment in subsidiary              603,876          55,458

      Total Other Expense                         616,044          77,267

OPERATING LOSS                                    616,044          77,267

NET LOSS                                         (616,044)        (77,267)

 OTHER COMPREHENSIVE INCOME (LOSS)

 Dividends on convertible preferred stock; unpaid (28,840)        (29,994)

  Total Other Comprehensive Income (Loss)     $  (644,884)   $   (107,261)

BASIC (LOSS) PER SHARE

 Continuing operations                        $     (0.03)   $      (0.00)

  Total (Loss) Per Share                      $     (0.03)   $      (0.00)

WEIGHTED AVERAGE SHARES OF COMMON STOCK        22,500,947      16,361,144

The accompanying notes are an integral part of these financial statements.

                  DIGITRAN SYSTEMS, INCORPORATED
                      Statements of Shareholders' Deficit
                    For the Years Ended April 30, 2001 and 2000
                                 Preferred Stock         Common Stock
                             Shares        Amount      Shares     Amount
Balance at April 30, 1999       56,575      $  566   14,126,861  $ 141,269

Shares issued for debt               -           -       73,142        731

Shares issued for debt -
  Class B                            -           -            -          -

Shares issued for services           -           -    8,276,471     82,765

Conversion of preferred
 shares                         (2,925)        (29)      10,700        107

Net loss for the year
 ended April 30, 2000                -           -            -          -

Balance at April 30, 2000       53,650         537   22,487,174    224,872

Conversion of preferred
 shares                         (2,150)        (21)      22,659        227

Reversal of Class B
 issuance                            -           -            -          -

Shares issued for services           -           -      392,341      3,923

Shares issued for debt               -           -      445,525      4,455

Net loss for the year ended
 April 30, 2001                      -           -            -          -

Balance, April 30, 2001         51,500     $   516   23,347,699  $ 233,477

CONTINUED

                  DIGITRAN SYSTEMS, INCORPORATED
               Statements of Shareholders' Deficit
           For the Years Ended April 30, 2001 and 2000
                                   Class B          Capital in
                                Common Stock        Excess of   Accumulated
                              Shares    Amount      Par Value      Deficit
Balance at April 30, 1999   2,000,000    $ 20,000   $ 9,315,986  $(13,533,677)

Shares issued for debt              -           -       673,131             -

Shares issued for debt -
  Class B                     600,000       6,000        54,000             -

Shares issued for services          -           -       337,644             -

Conversion of preferred
 shares                             -           -           (78)            -

Net loss for the year
 ended April 30, 2000               -           -             -       (77,267)

Balance at April 30, 2000   2,600,000      26,000    10,380,683   (13,610,944)

Conversion of preferred
 shares                             -           -          (206)            -

Reversal of Class B
 issuance                    (600,000)     (6,000)      (54,000)            -

Shares issued for services           -           -       35,311             -

Shares issued for debt               -           -       54,650             -

Net loss for the year ended
 April 30, 2001                      -           -            -      (616,044)

Balance, April 30, 2001      2,000,000  $   20,000  $10,416,438  $(14,226,988)

The accompanying notes are an integral part of these financial statements.

                  DIGITRAN SYSTEMS, INCORPORATED
                     Statements of Cash Flows
                                                   For the Years Ended
                                                          April 30,
                                                  2001            2000
CASH FLOWS FROM OPERATING ACTIVITIES

 Net loss                                    $  (616,044)   $    (77,267)
 Adjustments to reconcile net loss to net
 cash used in operating activities:
  Loss on investment in subsidiary               603,876          55,458
 Changes in operating assets and liabilities:
  Increase in accounts payable and other current
    liabilities                                   18,168          77,284

   Net Cash Used In Operating Activities           6,000          55,475

CASH FLOWS FROM INVESTING ACTIVITIES

 Proceeds from sale of equipment                       -               -

   Net Cash Provided In Investing Activities           -               -

CASH FLOWS FROM FINANCING ACTIVITIES

 Payments on notes payable                        (6,000)        (55,475)

   Net Cash Used by Financing Activities          (6,000)        (55,475)

NET INCREASE (DECREASE) IN CASH AND CASH
 EQUIVALENTS                                           -               -

CASH AND CASH EQUIVALENTS AT BEGINNING
 OF YEAR                                               -               -

CASH AND CASH EQUIVALENTS AT END OF YEAR      $        -     $         -

The accompanying notes are an integral part of these financial statements.

                  DIGITRAN SYSTEMS, INCORPORATED
                  Notes to Financial Statements
                     April 30, 2001 and 2000

NOTE 1 - SUMMARY OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

        History and Business Activity

        Digitran Systems, Incorporated (the Company) was formed under the laws of the State of Delaware in March 1985 as Mark, Inc. The Company began business operations in September 1985 when it acquired all the outstanding shares of Digitran, Inc., and the Company changed its name to Digitran Systems, Incorporated. In 1992, Digitran, Inc. (a subsidiary) introduced a digital petroleum well pressure control simulator training system. In addition, Digitran, Inc. has developed crane training simulation systems for the construction and maritime crane industries and a truck driving training simulation system. In 1999, the Company started Digital Simulation Systems, Inc., a 95%-owned subsidiary. During the year, the Subsidiaries disposed of all fixed assets and operations except for the petroleum services operations.

        Going Concern

        The Company has suffered recurring losses from operations and has a shareholders' deficit of approximately $3,400,000 as of April 30, 2001. The Company plans are to merge with an existing operating company. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The accompanying consolidated financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result from the outcome of this uncertainty.

        The Company continues to rely on the sale and exchange of its securities to fund its operations.

        Cash Equivalents

        For purposes of the statement of cash flows, cash includes all cash investment with original maturities to the Company of three months or less.

        Revenue Recognition

        The Company's sole source of revenue is from its investment in subsidiaries. Revenue from subsidiaries is recognized using the equity method.

        The Company's subsidiaries recognize revenue on the manufacture and sale of computer driven simulation equipment. The sales can be from existing inventory of the Subsidiaries, wherein the revenue is recognized once the amount and collectibility are reasonably assured. Sales may also be generated through contractual agreements between the Subsidiaries and their customers which require the Subsidiaries to manufacture the product and/or customize some of the software applications for specific training scenarios. Where the Subsidiaries are required to develop and manufacture a simulator, the Subsidiaries contract with other entities to complete the project. As of April 30, 2001 and 2000, there were no significant contracts in progress.

                  DIGITRAN SYSTEMS, INCORPORATED
                  Notes to Financial Statements
                     April 30, 2001 and 2000


NOTE 1 - SUMMARY OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

        Revenue Recognition (Continued)

        For most contracts, the revenue recognized at the statement date is the proportion of total revenue equal to the percentage of the labor hours incurred to date on that contract compared to anticipated final total labor hours to be incurred in completing the contract, based on current estimates of labor hours required to complete the contract.

        Contract costs include all direct labor and benefits, material unique to or installed in the project, and indirect costs allocation, including employee benefits and equipment expense.

        As contracts extend over one or more years, revisions in cost and earning estimates during the course of the work are reflected in the accounting period in which the estimates are adjusted. At the time a loss on a contract becomes known, the entire amounts of the estimated ultimate loss is recognized in the financial statements.

        In October 1999, the Company's Subsidiaries entered into an agreement to sell software rights. Revenue from this transaction has been delayed and recognized as cash is received from the purchasing company due to the low reliability of collections. As specified by SAB 101, revenue is not to be recognized until both earned and realized or realizable. During the year ended April 30, 2001, the Subsidiaries recognized approximately $91,000 in revenue associated with the software sale which is equal to the amount collected from the purchaser.

        Basic Loss Per Share

        Basic loss per common share is based on net loss after preferred stock dividend requirements and the weighted average number of common shares outstanding, including Class B common stock, during each year after giving effect to stock options considered to be dilutive common stock equivalents, determined using the treasury stock method. Fully diluted net loss per common share is not materially different from primary net loss per common share.

        Concentration of Credit Risk

        The Company has cash in bank and short-term investments which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on cash and short-term investments.

        Use of Estimates

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                  DIGITRAN SYSTEMS, INCORPORATED
                  Notes to Financial Statements
                     April 30, 2001 and 2000


NOTE 2 - NOTES PAYABLE

        Notes payable at April 30, 2001 are comprised of the following:

        Note payable to investors with interest at a rate from 12% to
         24% due on demand.                          $            155,889

                    Total Notes Payable                           155,889

        Less current portion                                     (155,889)

        Long-term debt                               $             -

        Future maturities of notes payable are as follows:

        Year Ending                                          Amount

          2001                                       $            155,889
          2002                                                     -
          2003                                                     -
          2004                                                     -
        Thereafter                                                 -

                                                     $            155,889

NOTE 3 -  CAPITAL STOCK

        The Company's capital stock consists of common stock, Class B common stock and preferred stock. The common stock provides for a noncumulative $0.05 per share annual dividend and a $0.01 per share liquidation preference over Class B common. In addition, the Company must pay the holders of the common stock a dividend per share at least equal to any dividend paid to the holders of Class B common. Holders of the common stock are entitled to one-tenth of a vote for each share held.

        Class B common may not receive a dividend until an annual dividend of at least $0.05 is paid on the common stock. Holders of Class B common have preemptive rights with respect to the Class B common stock and may convert each share of Class B common into one share of the common stock at any time. Holders of Class B common are entitled to one vote per share held.

                  DIGITRAN SYSTEMS, INCORPORATED
                  Notes to Financial Statements
                     April 30, 2001 and 2000


NOTE 3 -  CAPITAL STOCK (Continued)

        The Series 1 Class A 8% Cumulative Convertible Preferred Stock has a par value of $0.01 per share. As of April 30, 2001, there were 51,500 shares outstanding. Holders of preferred shares are entitled to cumulative dividends of 8% per annum on the stated value of the stock, designated at $7 per share. Dividends are payable semi-annually on September 15 and March 15. No dividends have been paid since March 15, 1993, resulting in dividends in arrears for 2001 and 2000 of approximately $239,096 and $210,256, respectively, or $4.64 and $3.92 per share, respectively. Dividends are not payable on any other class of stock ranking junior to the preferred stock until the full cumulative dividend requirements of the preferred stock have been satisfied. The preferred stock carries a liquidation preference equal to its stated value plus any unpaid dividends. Convertibility of any preferred stock issued may be exercised at the option of the holder thereof at three shares of common stock for each preferred share converted. Holders of the preferred stock are entitled to one-tenth of a vote for each share of preferred stock held. The Company may, at its option, redeem at any time all shares of the preferred stock or some of them upon notice to each preferred stockholder at a per share price equal to the stated value ($7.00) plus all accrued and unpaid dividends thereon (whether or not declared) to the date fixed for redemption, subject to certain other provisions and requirements.

NOTE 4 -  INCOME TAXES

        The income tax benefit differs from the amount computed at federal statutory rates as follows:
                                                    For the Years Ended
                                                         April 30,
                                                 2001                2000

        Income tax benefit at statutory rate       $    184,000  $   26,000
        Change in valuation allowance                  (184,000)    (26,000)

                                                   $          -  $        -

        Deferred tax assets (liabilities) at April 30, 2001 are comprised of the following:

        Net operating loss carryforward                        $ 5,044,342
        Depreciation                                                     -
        Accrued commission                                               -
        Valuation allowance                                     (5,044,342)

                                                               $         -

                  DIGITRAN SYSTEMS, INCORPORATED
                  Notes to Financial Statements
                     April 30, 2001 and 2000


NOTE 4 -  INCOME TAXES (Continued)

        At April 30, 2001, the Company has a net operating loss carryforward available to offset future taxable income of approximately $14,200,000, which will begin to expire in 2008. If substantial changes in the Company's ownership should occur, there would also be an annual limitation of the amount of NOL carryforwards which could be utilized. No tax benefit had been reported in the financial statements, because the Company believes there is a 50% or greater chance the carryforwards will expire unused. The tax benefits of the loss carryforwards are offset by a valuation allowance of the same amount.

NOTE 5 -  SUPPLEMENTAL CASH FLOW INFORMATION

        During the year ended April 30, 2001, the Company converted 2,150 shares of preferred stock to 22,659 shares of common stock in accordance with the preferred stock conversion feature.
                                                       For the Years Ended
                                                             April 30,
                                                 2001                  2000

          Interest paid                  $             -       $          -

          Income taxes paid              $             -       $          -


NOTE 6 -  STOCK OPTIONS AND WARRANTS

        Information regarding the Company's stock options and warrants are summarized below:
                                                 Number of
                                                Options and    Option Price
                                                Warrants         Per Share

        Outstanding at April 30, 2000               1,390,962  $ 0.25 - 1.08
        Granted                                        -            -
        Exercised                                      -            -
        Expired or canceled                          (165,157)          1.00

        Outstanding at April 30, 2001               1,225,805  $ 0.25 - 1.08

        Options and warrants exercisable at April 30, 2001 and 2000 are 1,225,805 and 1,390,962, respectively.

                  DIGITRAN SYSTEMS, INCORPORATED
                  Notes to Financial Statements
                     April 30, 2001 and 2000


NOTE 7 -  SHAREHOLDER LITIGATION

        The Company was a Defendant in a class action lawsuit filed by certain stockholders of the Company alleging that the company published or released false or misleading information relating to the recognition of revenue on certain contracts and improperly capitalizing certain simulator development costs. Following a trial, which commenced on September 30, 1996, the Company was found to be twenty-five (25%) percent liable to the Class Members in the lawsuit. In addition, the Company's subsidiary, Digitran, Inc., was also found liable for twenty-five (25%) percent of the damages, and the Company's former President, Donald G. Gallent, was found to be fifty (50%) percent liable. A Judgment was rendered at that time in the amount of $13,000,000. This judgment was rendered in total against all three defendants, without attribution of pro rata fault. The Company reached a court approved Settlement Agreement with Class Counsel as of July 15, 1997. The Settlement Agreement called for Digitran (the Company) to pay the sum of $600,000 within forty-five days of the date of the preliminary district court approval by the United States District Court for the District of Utah, and two additional payments of $200,000 each. The Company has paid the payments within the due date called for in the settlement agreement. All other parties to the action have dismissed their claims and there will be no appeal by any party to the Company's knowledge at this time.

NOTE 8 -  COMMITMENTS AND CONTINGENCIES

        In the normal course of business, there may be various other legal actions and proceedings pending which seek damages against the Company. Management believes that the amount, if any, that may result from these claims, will not have a material adverse affect on the financial statements.

                          DIGITRAN, INC.

                       FINANCIAL STATEMENTS

                              April 30, 2001

                          DIGITRAN INC.
                                Balance Sheet

                              ASSETS

                                                           April 30,
                                                              2001
CURRENT ASSETS

     Cash                                                 $       341

          Total Current Assets                                    341

          TOTAL ASSETS                                    $       341

LIABILITIES AND SHAREHOLDERS' (DEFICIT)

CURRENT LIABILITIES

     Accounts payable                                     $   860,348
     Accrued expenses                                       1,995,899
     Current portion of notes payable (Note 3)                532,510
     Due to parent                                          1,819,421

          Total Current Liabilities                         5,208,178

LONG-TERM LIABILITIES (Note 3)                                      -

     Total Liabilities                                      5,208,178

COMMITMENTS AND CONTINGENCIES (Note 7)

SHAREHOLDERS' (DEFICIT)

     Common stock, $0.00 par value: 50,000 shares
      authorized, 1,000 shares issued and outstanding               -
     Additional paid-in capital                                     -
     Accumulated (deficit)                                 (5,207,837)

          Total Shareholders' (Deficit)                    (5,207,837)

          TOTAL LIABILITIES AND SHAREHOLDERS' (DEFICIT)   $       341

The accompanying notes are an integral part of these financial statements.

                          DIGITRAN INC.
                           Statements of Operations
                                                   For the Years Ended
                                                         April 30,
                                                   2001           2000
REVENUES                                  $             -      $        -

OPERATING COSTS                                         -               -

OPERATING LOSS                                          -               -

OPERATING LOSS BEFORE LOSS FROM
 DISCONTINUED OPERATIONS                                -               -

LOSS FROM DISCONTINUED OPERATIONS (Note 8)       (603,877)        (55,458)

NET LOSS                                         (603,877)        (55,458)

BASIC (LOSS) PER SHARE

 Discontinued operations                          (603.88)        (554.46)

  Total (Loss) Per Share                      $     (0.02)   $    (554.46)

WEIGHTED AVERAGE SHARES OF COMMON STOCK             1,000           1,000

The accompanying notes are an integral part of these financial statements.

                          DIGITRAN INC.
                    Statements of Shareholders' Deficit
                For the Years Ended April 30, 2001 and 2000
                                                     Capital in
                                 Common Stock        Excess of   Accumulated
                             Shares        Amount    Par Value      Deficit
Balance at April 30, 1999       1,000     $       -  $       -   $(4,548,502)

Net loss for the year ended
April 30, 2000                      -             -          -       (55,458)
                             --------     ---------  ---------   -----------
Balance at April 30, 2000       1,000     $       -  $       -   $(4,603,960)

Net loss for the year ended
April 30, 2001                      -             -          -      (603,877)
                             --------     ---------  ---------   -----------
Balance, April 30, 2001         1,000     $       -  $       -   $(5,207,837)

The accompanying notes are an integral part of these financial statements.

                          DIGITRAN, INC.
                           Statements of Cash Flows
                                                   For the Years Ended
                                                          April 30,
                                                  2001            2000
CASH FLOWS FROM OPERATING ACTIVITIES

 Net loss                                    $  (603,877)   $    (55,458)
 Adjustments to reconcile net loss to net
 cash used in operating activities:
  Depreciation and amortization                        -          62,802
  Gain on disposal of assets                           -        (504,238)
 Changes in operating assets and liabilities:
  Decrease in accounts receivable                 74,429         173,548
  Decrease in inventory                                -          65,397
  Increase in accounts payable and other current
    liabilities                                  493,449         170,413

   Net Cash Used In Operating Activities         (35,999)        (87,536)

CASH FLOWS FROM INVESTING ACTIVITIES

 Proceeds from sale of equipment                       -          94,600

   Net Cash Provided In Investing Activities           -          94,600

CASH FLOWS FROM FINANCING ACTIVITIES

 Proceeds from notes payable                           -         245,000
 Payments on notes payable                             -        (219,334)

   Net Cash Used by Financing Activities               -          25,666

NET INCREASE (DECREASE) IN CASH AND CASH
 EQUIVALENTS                                     (35,999)         32,730

CASH AND CASH EQUIVALENTS AT BEGINNING
 OF YEAR                                          35,999           3,269

CASH AND CASH EQUIVALENTS AT END OF YEAR      $        -     $    35,999

The accompanying notes are an integral part of these financial statements.

                          DIGITRAN, INC.
                      Notes to the Financial Statements
                          April 30, 2001 and 2000

NOTE 1 - SUMMARY OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

        History and Business Activity

        Digitran, Inc. is a wholly owned subsidiary of Digitran Systems, Incorporated (the Parent). The Company began primary business operations in September 1985 when Digitran Systems, Inc. acquired all the outstanding shares of Digitran, Inc., and the Parent changed its name to Digitran Systems, Incorporated. In 1992, Digitran, Inc. introduced a digital petroleum well pressure control simulator training system. In addition, Digitran, Inc. has developed crane training simulation systems for the construction and maritime crane industries and a truck driving training simulation system. During the year, the Company disposed of all of its fixed assets and operations except for its petroleum services operations. Essentially, the Company discontinued its operations.

        Going Concern

        The Company has suffered recurring losses from operations and has a shareholders' deficit of approximately $5,200,000 as of April 30, 2001. The Company plans are to merge with an existing operating company. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The accompanying consolidated financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result from the outcome of this uncertainty.

        The Company continues to rely on the sale and exchange of its parent company stock to fund its operations.

        Revenue Recognition

        The Company recognizes revenue on the manufacture and sale of computer driven simulation equipment. Sales may be generated through contractual agreements between the company and their customers which require the Company to manufacture the product and/or customize some of the software applications for specific training scenarios. Where the Company is required to develop and manufacture a simulator, the Company contracts with other entities to complete the project. As of April 30, 2001 and 2000, there were no significant contracts in progress.

                          DIGITRAN INC.
                      Notes to the Financial Statements
                           April 30, 2001 and 2000


NOTE 1 - SUMMARY OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

        Revenue Recognition (Continued)

        For most contracts, the revenue recognized at the statement date is the proportion of total revenue equal to the percentage of the labor hours incurred to date on that contract compared to anticipated final total labor hours to be incurred in completing the contract, based on current estimates of labor hours required to complete the contract.

        Contract costs include all direct labor and benefits, material unique to or installed in the project, and indirect costs allocation, including employee benefits and equipment expense.

        As contracts extend over one or more years, revisions in cost and earning estimates during the course of the work are reflected in the accounting period in which the estimates are adjusted. At the time a loss on a contract becomes known, the entire amounts of the estimated ultimate loss is recognized in the financial statements.

        In October 1999, the Company entered into an agreement to sell software rights. Revenue from this transaction has been delayed and recognized as cash is received from the purchasing company due to the low reliability of collections. As specified by SAB 101, revenue is not to be recognized until both earned and realized or realizable. During the year ended April 30, 2001, the Company recognized approximately $91,000 in revenue associated with the software sale which is equal to the amount collected from the purchaser.

        Basic Loss Per Share

        Basic loss per common share is based on net loss and the weighted average number of common shares outstanding during each year after giving effect to stock options considered to be dilutive common stock equivalents, determined using the treasury stock method. Fully diluted net loss per common share is not materially different from primary net loss per common share.

        Use of Estimates

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                          DIGITRAN INC.
                     Notes to the Financial Statements
                           April 30, 2001 and 2000


NOTE 1 - SUMMARY OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

        Advertising

        The Company follows the policy of charging the costs of advertising to expense as incurred.

NOTE 2 - RELATED PARTY TRANSACTIONS

        At April 30, 2000, the Company included approximately $74,000 of advances and commissions payable to a shareholder/officer which was eliminated during the current year.

        The Company currently owes $1,800,000 to its parent company.

NOTE 3 - NOTES PAYABLE

        Notes payable at April 30, 2001 are comprised of the following:

        Notes payable to stockholder, officers or directors (related parties) with interest at rates ranging from 12% to 60%,
         due on demand, unsecured or secured by receivables,
         or equipment.                                          $   389,135

        Note payable to investors with interest at a rate from
         12% to 24% due on demand.                                  143,375

                    Total Notes Payable                             532,510

        Less current portion                                       (532,510)

        Long-term debt                                          $         -

        Future maturities of notes payable are as follows:

        Year Ending                                          Amount

          2001                                       $            532,510
          2002                                                     -
          2003                                                     -
          2004                                                     -
        Thereafter                                                 -

                                                     $            532,510

                          DIGITRAN INC.
                     Notes to the Financial Statements
                           April 30, 2001 and 2000


NOTE 4 -  INCOME TAXES

        The income tax benefit differs from the amount computed at federal statutory rates as follows:

                                               For the Years Ended
                                                     April 30,
                                                 2001        2000

        Income tax benefit at statutory rate     $    229,473   $ 21,074
        Change in valuation allowance                (229,473)   (21,074)

                                                 $          -   $      -

        Deferred tax assets (liabilities) at April 30, 2001 are comprised of the following:

        Net operating loss carryforward                        $ 1,978,978
        Depreciation                                                -
        Accrued commission                                          -

        Valuation allowance                                     (1,978,978)

                                                               $    -

        At April 30, 2001, the Company has a net operating loss carryforward available to offset future taxable income of approximately $5,200,000, which will begin to expire in 2008. If substantial changes in the Company's ownership should occur, there would also be an annual limitation of the amount of NOL carryforwards which could be utilized. No tax benefit had been reported in the financial statements, because the Company believes there is a 50% or greater chance the carryforwards will expire unused. The tax benefits of the loss carryforwards are offset by a valuation allowance of the same amount.

NOTE 5 -  SUPPLEMENTAL CASH FLOW INFORMATION

        Non-Cash Financing Activities

                                                For the Years Ended
                                                      April 30,
                                                 2001         2000

          Issuance of parent stock for services    $      39,234  $  420,409

          Parent common stock issued for payment
          of debt                                         59,105     733,862

                  Total                            $      98,339  $1,154,271

                          DIGITRAN INC.
                        Notes to the Financial Statements
                            April 30, 2001 and 2000

NOTE 6 -  MAJOR CUSTOMERS AND EXPORT SALES

        Sales to major customers which exceeded 10% of net sales are as follows:

                                               For the Years Ended
                                                       April 30,
                                                 2001         2000

          Company A                      $             74,185  $        -
          Company B                                    25,461  $        -
          Company C                                    -       $  302,197

        Export sales to unaffiliated customers were as follows:

                                                For the Years Ended
                                                       April 30,
        Region                                   2001           2000

        North America (excluding the U.S.)         $     -      $  357,000
        Asia                                           25,461      133,000
        Middle East                                    74,185       -

                                         $             99,646  $   490,000

NOTE 7 -  COMMITMENTS AND CONTINGENCIES

        In the normal course of business, there may be various other legal actions and proceedings pending which seek damages against the Company. Management believes that the amount, if any, that may result from these claims, will not have a material adverse affect on the financial statements.

        The Company has not filed any federal quarterly payroll withholding reports to the IRS since March of 1998. The Company has accrued the tax withholding liability for these reports and has estimated and accrued related penalties and interest. These accrued and accumulated payroll tax amounts will be a continuing liability of the corporation until fully paid. Management indicates it intends to pursue a workable payment schedule with the appropriate taxing authorities until fully current. Consequently, it is uncertain what, if any, action the IRS may pursue regarding the collection of these taxes.

                          DIGITRAN, INC.
                      Notes to the Financial Statements
                          April 30, 2001 and 2000


NOTE 8 - DISCONTINUED OPERATIONS

        The following is a summary of the loss from discontinued operations resulting from the elimination of the operations. The financial statements have been retroactively restated to reflect this event. No tax benefit has been attributed to the discontinued operations.

                                                          For the
                                                         Year Ended
                                                          April 30,
                                                   2001               2000

NET SALES                                           $   99,646 $   903,742

COST OF SALES                                           87,923     483,459

GROSS PROFIT                                            11,723     420,283

EXPENSES

 Selling, general and administrative expenses           588,848    679,451
 Depreciation and amortization                          -           62,802

  Total Expenses                                        588,848    742,253

LOSS FROM OPERATIONS                                   (577,125)  (321,970)

OTHER INCOME (EXPENSE)

 Interest expense                                      (118,419)  (237,726)
 Gain on disposal of assets                              91,667    504,238

  Total Other Income (Expense)                          (26,752)   266,512

LOSS BEFORE INCOME TAXES                               (603,877)   (55,458)

INCOME TAX BENEFIT                                      -           -

NET LOSS                                             $ (603,877)  $(55,458)

                       TRADINGEAR.COM, INC.

                       FINANCIAL STATEMENTS

                            UNAUDITED

                       TRADINGEAR.COM, INC.

                          BALANCE SHEET
                           (UNAUDITED)
                                      September 30,  December 31, December 31,
ASSETS                                     2001         2000         1999
------                                -------------  ------------ -----------
Current Assets:
  Cash and cash equivalents           $         -    $    97,257  $   650,454
  Accounts receivable, net                 43,087         50,300            -
  Investments, available for sale
    Securities                                  -        755,847    1,764,285
  Prepaid expenses                        470,523        307,188      515,063
  Deferred costs                           49,899              -            -
                                      -----------    -----------  -----------
     Total Current Assets                 563,509      1,210,592    2,929,802

Property and equipment, net               146,003        137,369       75,947

Deposits                                  101,621        101,621            -
                                      -----------    -----------  -----------
     Total Assets                     $   811,133    $ 1,449,582  $ 3,005,749
                                      ===========    ===========  ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
  Accounts payable                    $    47,742    $   326,918  $    87,540
  Accrued expenses                              -         25,000          655
  Deferred revenue                              -        130,000            -
                                      -----------    -----------  -----------
     Total Current Liabilities             47,742        481,918       88,195
                                      -----------    -----------  -----------
Stockholders' Equity:
  Common stock ($.0001 par value,
   30,000,000 shares authorized,
   17,758,987 shares issued and
   outstanding at December 31, 1999
   and 2000 and 18,674,309 at
   September 30, 2001                       1,867          1,776        1,776
  Additional paid-in-capital            3,003,033      2,733,146    2,733,146
  Unrealized gain on available for
   sale securities                              -              -      667,188
  Retained earnings (deficit)          (2,241,509)    (1,767,258)    (484,556)
                                     ------------    -----------  -----------
     Total Stockholders' Equity           763,391        967,664    2,917,554
                                     ------------    -----------  -----------
     Total Liabilities and
     Stockholders' Equity            $    811,133    $ 1,449,582  $ 3,005,749
                                     ============    ===========  ===========

See accompanying notes to these financial statements.

                       TRADINGEAR.COM, INC.
                     STATEMENTS OF OPERATIONS
                           (UNAUDITED)
                                                                For the
                                   For the Nine Months Ended  Year Ended
                                        September 30,         December 31,
                                   2001             2000          2000
Revenues:
  Software license fees             $   613,936   $   216,748  $   242,778

Costs and Expense:
  General and administrative            428,892       480,957      636,242
  Website costs                               -        77,669       87,629
  Development costs                     303,433       302,098      418,044
  Consulting fees                       326,166       225,982      286,179
  Depreciation expense                   26,521        15,640       23,003
                                    -----------   -----------  -----------
    Total Costs and Expenses          1,085,012     1,102,346    1,451,097
                                    -----------   -----------  -----------
Net Loss from Operations               (471,076)     (885,598)  (1,208,319)
                                    -----------   -----------  -----------
Other Revenue (Expense)
  Realized loss on sale of securities         -       (79,450)     (79,450)
  Interest Income                             -         5,445        5,445
                                    -----------   -----------  -----------
                                              -       (74,005)     (74,005)
                                    -----------   -----------  -----------
Net Loss before Provision for
  Income Tax                           (471,076)     (959,603)  (1,282,324)
Provision for Income Tax                  3,175         1,229          378
                                    -----------   -----------  -----------
Net Loss                            $  (474,251)  $  (960,832) $(1,282,702)
                                    ===========   ===========  ===========
Loss per Share:
  Basic and diluted loss per share  $     (0.03)  $     (0.05) $     (0.07)
                                    ===========   ===========  ===========
  Basic and diluted common shares
  outstanding                        18,674,309    18,674,309   18,674,309
                                    ===========   ===========  ===========

See the accompanying notes to these financial statements.

                       TRADINGEAR.COM, INC.
                STATEMENTS OF STOCKHOLDERS' EQUITY
                           (UNAUDITED)

                                                Common Stock
                                              Par Value $.0001
                                ---------------------------------------------
                                                   Common         Additional
                                 Number             Stock          Paid-In
                                of Shares          Amount          Capital
Balances, Inception July 7, 1999           -      $        -    $         -

Issuance of Common Stock          17,758,987           1,776      2,733,146

Unrealized Gain on Available
 for Sale Securities                       -               -              -

Net Loss for the Period Ended
 December 31, 1999                         -               -              -
                                  ----------      ----------    -----------
Balances, December 31, 1999       17,758,987           1,776      2,733,146

Reclass of Unrealized Loss on
 Available for Sale Securities             -               -              -

Net Loss for the Period Ended
 December 31, 2000                         -               -              -
                                  ----------      ----------    -----------
Balances December 31, 2000        17,758,987           1,776      2,733,146

Issuance of Common Stock           2,921,169             292      1,025,658

Cancellation of Common Stock      (2,005,847)           (201)      (755,771)

Net Loss for the Nine Months
Ended September 30, 2001                   -               -              -
                                  ----------      ----------    -----------
Balances, September 30, 2001      18,674,309      $    1,867    $ 3,003,033
                                  ==========      ==========    ===========

[CONTINUED]

                       TRADINGEAR.COM, INC.
                STATEMENTS OF STOCKHOLDERS' EQUITY
                           (UNAUDITED)

                                                   Unrealized
                                   Retained        Gain/(Loss)       Total
                                   Earnings         Available    Stockholders'
                                   (Deficit)        For Sale         Equity
Balances, Inception July 7, 1999 $          -     $         -   $          -

Issuance of Common Stock                    -               -      2,734,922

Unrealized Gain on Available for
 Sale Securities                            -         667,188        667,188

Net Loss for the Period Ended
 December 31, 1999                   (484,556)              -       (484,556)
                                 ------------     -----------   ------------
Balances, December 31, 1999          (484,556)        667,188      2,917,554

Reclass of Unrealized Loss on
 Available for Sale Securities              -        (667,188)      (667,188)

Net Loss for the Period Ended
 December 31, 2000                 (1,282,702)              -     (1,282,702)
                              ---------------     -----------   ------------
Balances December 31, 2000         (1,767,258)              -        967,664

Issuance of Common Stock                    -               -      1,025,950

Cancellation of Common Stock                -               -       (755,972)

Net Loss for the Nine Months
 Ended September 30, 2001            (474,251)              -       (474,251)
                              ---------------     -----------    -----------
Balances, September 30, 2001  $    (2,241,509)    $         -    $   763,391
                              ===============     ===========    ===========

See accompanying notes to financial statements.

                       TRADINGEAR.COM, INC.

                     STATEMENTS OF CASH FLOWS
                           (UNAUDITED)
                                                                For the Period
                                                                From Inception
                                                     For the    (July 7, 1999)
                         For the Nine Months Ended  Year Ended         To
                              September 30,        December 31,  December 31,
                             2001         2000        2000           1999
Cash Flows from Operating
Activities:
 Net Loss                 $(474,251)    $(960,832) $(1,282,702) $ (484,556)
 Adjustments to reconcile
 net loss to net cash used
 in operating activities:
  Depreciation and
  amortization               26,521        15,640       23,003       1,438
  Loss on sale of
  investments                     -        79,450       79,450           -
  Amortization of prepaid
  expenses                  130,782       155,907      207,876     372,762
  Changes in assets and
  liabilities, net of effect
  from:
   Decrease (increase) in
   Accounts receivable        7,213       (50,417)     (50,300)          -
   Increase in prepaid
   Expenses                  (2,416)            -            -           -
   Increase in deferred
   Costs                    (49,899)            -            -           -
   Increase in deposit            -      (101,621)    (101,621)          -
   Increase in accounts
   Payable and accrued
   Expenses                 179,948       170,955      264,378      87,540
   Increase (decrease) in
   deferred revenue        (130,000)            -      130,000           -
   Increase (decrease) in
   Accrued tax payable            -          (655)        (655)        655
                         ----------    ----------  -----------   ---------
    Net cash used in
    Operating activities   (312,102)     (691,573)    (730,571)    (22,161)
                         ----------    ----------  -----------   ---------
Cash Flows from Investing
Activities:
 Purchase of property and
 Equipment                  (35,155)      (54,767)     (84,426)    (77,385)
 Sale of Investments              -       261,800      261,800           -
                         ----------    ----------   ----------   ---------
   Net cash provided by
   (Used in) investing
   Activities               (35,155)      207,033      177,374     (77,385)
                         ----------    ----------   ----------   ---------
Cash Flows from Financing
Activities:
 Issuance of common stock   250,000             -            -     750,000
                         ----------    ----------   ----------   ---------
   Net Cash provided by
   Financing Activities     250,000             -            -     750,000
                         ----------    ----------   ----------   ---------
Net Increase (decrease) in
cash and Cash Equivalents   (97,257)     (484,540)    (553,197)    650,454

Cash and Cash Equivalents,
beginning of period          97,257       650,454      650,454           -
                         ----------    ----------   ----------   ---------
Cash and Cash Equivalents,
end of period            $        -    $  165,914   $   97,257   $ 650,454
                         ==========    ==========   ==========   =========

See accompanying notes to these financial statements.

                       TRADINGEAR.COM, INC.
                     STATEMENTS OF CASH FLOWS
                           (UNAUDITED)
                           (Continued)
                                                                For the Period
                                                                From Inception
                                                     For the    (July 7, 1999)
                         For the Nine Months Ended  Year Ended         To
                              September 30,        December 31,  December 31,
                             2001         2000        2000           1999
Cash paid during the period
for:
  Income Taxes            $         -   $        -  $        -   $        -
  Interest                $         -   $        -  $        -   $        -
                          ===========   ==========  ==========   ==========
Supplemental Disclosures
of Noncash Investing and
Financing Activities:
 Common Stock Issued
 (Cancelled) in exchange
 for marketable securities$  (755,847)  $        -  $        -   $1,097,097
                          ===========   ==========  ==========   ==========
 Common Stock issued in
 exchange for accounts
 payable                  $   484,125   $        -  $        -   $        -
                          ===========   ==========  ==========   ==========
 Common Stock issued for
 Services                 $   291,700   $        -  $        -   $  887,825
                          ===========   ==========  ==========   ==========

See accompanying notes to these financial statements.

                       TRADINGEAR.COM, INC.

             NOTES TO UNAUDITED FINANCIAL STATEMENTS


1.  THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTNG POLICIES

The Company

TradinGear.Com, ("TG" or the "Company") Inc. was incorporated under the laws of the State of Delaware on July 7, 1999. TradinGear.Com, Inc. produces trading software designed for the financial services industry.

The Company's software technology is designed to allow stock exchanges and broker dealers in the securities industry the ability to offer to its customers an on-line electronic system for securities trading.

Fair Value of Financial Instruments

Carrying amounts of certain of the Company's financial instruments, including cash and cash equivalents, trade receivable, accounts payable and other accrued liabilities, approximate fair value because of their short maturities.

Revenue Recognition

The Company's revenues are derived principally from providing its customers with software applications that enable them to conduct stock transactions online. Additional revenue will be derived from actual implementations of these software platforms and related service/maintenance contracts. These revenues are recognized as earned once the related activities have been performed and delivered. Deferred revenue represents amounts received on uncompleted projects.

Use of Management's Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments

The Company accounts for its investments in debt and equity securities in accordance with Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" (SFAS 115), which requires that investments in debt securities and marketable equity securities be designated as trading, held-to-maturity or available-for-sale.

Management determines the appropriate classification of its investments in debt and equity securities at the time of purchase and reevaluates such determinations at each balance sheet date. Debt securities for which the Company does not have the intent or ability to hold to maturity are classified as available for sale, along with any investments in equity securities. Securities available for sale are carried at fair value, with unrealized gains and losses, net of income taxes, reported as a separate component of Stockholder's Equity.

                       TRADINGEAR.COM, INC.

             NOTES TO UNAUDITED FINANCIAL STATEMENTS
                           (Continued)

1.  THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Property, Plant and Equipment

Property and equipment are recorded at cost and being depreciated for financial accounting purposes on the straight-line method over their respective estimated useful lives ranging from three to thirty-nine years. Upon retirement or other disposition of these assets, the cost and related accumulated depreciation are removed from the accounts and the resulting gains or losses are reflected in the results of operations.

Expenditures for maintenance and repairs are charged to operations. Renewals and betterments are capitalized. Depreciation of leased equipment under capital leases is included in depreciation.

Product Development

Costs incurred in conjunction with the development of new products are charged to expense as incurred. Material software development costs subsequent to the establishment of technological feasibility will be capitalized. Based upon the Company's product development process, technological feasibility is established upon the completion of a working model. To date attainment of technological feasibility and general release to customers have substantially coincided.

Impairment of Long-Lived Assets

The Company adopted Statement of Financial Accounting Standards No. 121 (SFAS
121), "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of". SFAS 121 requires that if facts and circumstances indicate that the cost of fixed assets or other assets may be impaired, an evaluation of recoverability would be performed by comparing the estimated future undiscounted pre-tax cash flows associated with the asset to the asset's carrying value to determine if a write-down to market value or discounted pre-tax cash flow value would be required.

Comprehensive Income

The Company has adopted Statement of Financial Accounting Standards No. 130 (SFAS 130), "Reporting on Comprehensive Income". This statement establishes rules for the reporting of comprehensive income and its components which require that certain items such as foreign currency translation adjustments, unrealized gains and losses on certain investments in debt and equity securities, minimum pension liability adjustments and unearned compensation expense related to stock issuances to employees be presented as separate components of stockholder's equity. The adoption of SFAS 130 had no impact on total shareholder's equity.

Stock-Based Compensation

The Company will follow Accounting Principles Board Opinion No. 25, (APB 25) "Accounting for Stock Issued to Employees" in accounting for future employee stock option plans. Under APB 25, when the exercise price of the Company's employee stock options equals or is above the market price of the underlying stock on the date of grant, no compensation expense is recognized.

In accounting for options granted to persons other than employees, the provisions of Financial Accounting Standards Board Statement No. 123, (FASB
123) "Accounting for Stock Based Compensation" are applied in accordance with FASB 123 at the fair value of these options.

                       TRADINGEAR.COM, INC.

             NOTES TO UNAUDITED FINANCIAL STATEMENTS
                           (Continued)


1.  THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Earnings (Loss) Per Share

The Company will calculate earnings (loss) per share in accordance with SFAS No. 128, "Computation of Earnings Per Share" and SEC Staff Accounting Bulletin No. 98. Accordingly, basic earnings per share is computed using the weighted average number of common and dilutive common equivalent shares outstanding during the period.

Common equivalent shares consist of the incremental common shares issuable upon the conversion of the Preferred Stock (using the if-converted method) and shares issuable upon the exercise of stock options (using the treasury stock method); common equivalent shares are excluded from the calculation if their effect is anti-dilutive.

Earnings(loss) per share in these financial statements has been computed as if the outstanding shares as of September 30, 2001 were outstanding for all periods.

Income Taxes

The Company follows Statement of Financial Accounting Standards No. 109, (SFAS
109) "Accounting for Income Taxes". SFAS 109 requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement carrying amounts and tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

Start-Up Activities

The American Institute of Certified Public Accountants issued Statement of Position ("SOP") 98-5, "Reporting the Costs of Start-Up Activities". SOP 98-5 requires start-up costs, as defined, to be expensed as incurred and is effective for financial statements for fiscal years beginning after December 15, 1998. The Company expenses all start-up costs as incurred in accordance with this statement and therefore the issuance of SOP 98-5 will have no material impact on the Company's financial statements.

Recent Accounting Pronouncements

In July 2001 the FASB issued Statement of Financial Accounting Standards No. 141, "Business Combinations" (SFAS 141) and Statement of Financial Accounting and Reporting Standards No. 142, "Goodwill and Other Intangible Assets" (SFAS
142). SFAS 141 requires all business combinations initiated after June 30, 2001. SFAS 142 requires goodwill to be tested for impairment under certain circumstances, and written off when impaired, rather then being amortized as previous standards required. SFAS 142 is effective for fiscal years beginning after December 15, 2001. Early application is permitted for entities with fiscal years beginning after March 15, 2001 provided that the first interim period financial statements have not been previously issued. The adoption of SFAS 141 had no effect on the Company's operating results or financial condition. The Company is currently assessing the impact of SFAS 142 on the operating results and financial condition.

                                 TRADINGEAR.COM, INC.

             NOTES TO UNAUDITED FINANCIAL STATEMENTS
                           (Continued)


2.  INVESTMENTS

As of December 31, 1999 and 2000 the Company classified their investments as available for sale securities. Unrealized holding gains (losses) on available for sale securities which are reported at fair value are included as a separate component of stockholders' equity.

Investments at December 31, 1999 consist of the following:

                                                              Unrealized
                                   Cost         Market        Gain(Loss)
Available for sale securities:
 Marketable Equity Securities   $1,097,097    $1,764,285     $ 667,188
                                ==========    ==========     =========

Investments at December 31, 2000 consist of the following:

                                                              Unrealized
                                   Cost         Market        Gain(Loss)
Available for sale securities:
 Marketable Equity Securities   $  755,847    $  755,847     $       -
                                ==========    ==========     =========

3.  ACCOUNTS RECEIVABLE

The Company provides an allowance for doubtful accounts equal to the estimated uncollectible amounts. The Company's estimate is based on historical collection experience and a review of the current status of trade accounts receivable. It is reasonably possible that the Company's estimate of the allowance for doubtful accounts will change. Accounts receivable consists of the following:

                               September 30,     December 31,    December
                                   2001             2000          1999
      Accounts Receivable:
         Trade                $  43,087          $  50,300      $      -
                              =========          =========      ========

                       TRADINGEAR.COM, INC.

                  NOTES TO FINANCIAL STATEMENTS
                           (Continued)


4.  PROPERTY AND EQUIPMENT

Property and equipment, at cost, and their respective useful lives consist of the following at December 31, 2000:
                                                                     Estimated
                         September 30,     December 31,    December    Useful
                             2001             2000          1999        Lives
   Computer equipment    $ 182,387        $ 148,580       $ 75,385       5
   Office equipment          7,227            5,880          2,000       5
   Leasehold improvements    7,350            7,350              -       5
                         ---------        ---------       --------
                           196,964          161,810         77,385
   Less: Accumulated
   Depreciation             50,961           24,441          1,438
                         ---------        ---------       --------
                         $ 146,003        $ 137,369       $ 75,947
                         =========        =========       ========

5.  PROVISION FOR INCOME TAXES

For the period from inception (July 7, 1999) to December 31, 2000 the Company had accumulated losses of $2,248,934. No tax expense or benefit has been reported in the financial statements due to the uncertainty of future operations.

6.  COMMITMENTS AND CONTINGENCIES

Litigation

The Company is subject from time to time to litigation arising from the normal course of business. In management's opinion, any such contingencies would be covered under its existing insurance policies or would not materially affect the Company's financial position or results of operations.

Norman Fuchs ("Fuchs"), a former director of the Company, and ATH Ventures, Inc. ("ATH"), a company controlled by Fuchs, have commenced an action against the Company and against Ausinsoft, Inc., an entity of which Samuel Gaer, the President, Director and principal shareholder of the Company, is also an officer, director and shareholder. The action seeks monetary damages and shares of the Company's common stock. Subsequently, Fuchs and ATH commenced an action seeking to enjoin the merger as discussed in Note 8 and petitioned the Court for a Temporary Restraining Order ("TRO"). The Company believes that both actions are without merit and intends to vigorously defend against them, as well as commencing its own action against Fuchs. On January 10, 2002 the TRO expired without action and Fuchs, ATH and the Company have engaged in preliminary settlement discussions.

                       TRADINGEAR.COM, INC.

             NOTES TO UNAUDITED FINANCIAL STATEMENTS
                           (Continued)

6.  COMMITMENTS AND CONTINGENCIES (Continued)

Leases

The Company leases office equipment and office space under noncancellable operating leases. Commitments under these leases at December 31, 2000 are as follows:


      Year ending December 31:
           2001                          $ 45,425
           2002                           139,082
           2003                           142,855
           2004                           146,741
           2005                           150,743
           Thereafter                     156,765
                                         --------
                                         $792,611
                                         ========

Employment Agreements

On December 10, 1999 the Company entered into an employment agreement with Samuel H. Gaer, the Chief Executive Officer of the Company. The agreement is for a term of three years commencing January 1, 2000 and provides for a base annual salary of $120,000 and for bonuses as determined by the Company's Board of Directors.

401(k) Plan and Profit Sharing Plan

The Company has approved a 401(k) Plan and a Profit Sharing Plan which cover full-time employees who have attained the age of 21 and have completed at least one year of service with the Company. Under the 401(k) Plan, an employee may contribute an amount up to 25% of his compensation to the 401(k) Plan on a pretax basis not to exceed the current Federal limitation of $10,500 per year (as adjusted for cost of living increase). Amounts contributed to the 401(k) Plan are nonforfeitable. Under the Profit Sharing Plan, a member in the plan participates in the Company's contributions to the Plan as of December 31 in any year, with allocations to individual accounts based on annual compensation.

An employee does not fully vest in the plan until completion of three years of employment. The Board of Directors determine the Company's contributions to the plan on a discretionary basis. The Company has not made any contributions to date.

7.  COMMON STOCK

The authorized capital stock of the Company consists of 30,000,000 shares of common stock, par value $.0001 per share. The Company issued 13,250,000 shares of common stock to the founders of the Company for $.0001 per share, the par value of the Company's common stock.

 . . . . . . . . . . . TRADINGEAR.COM, INC.

                  NOTES TO FINANCIAL STATEMENTS
                           (Continued)

7.  COMMON STOCK (Continued)

During July 1999 the Company issued 1,263,000 shares of common stock to two consultants for services rendered and a two year agreement which provided the Company with office space and services through June 2001. The total value of the services and consulting agreement was estimated to be $661,500.

During October 1999 the Company issued 10,000 shares of its common stock to a consultant for services valued at $5,000. In addition, during October 1999 the Company issued 500,000 shares of its common stock to professionals for services rendered valued at $150,000 and for future professional services to be rendered through December 2002 valued at $100,000.

Also, during the fourth quarter of 1999 the Company sold 1,980,140 shares of its common stock to four investors for cash of $500,000 and the receipts of marketable equity securities valued at $341,250 or for total consideration of $841,250.

In November 1999 the Company issued 755,847 shares of its common stock valued at $755,847 in conjunction with the Company entering into a license agreement to provide its proprietary software suite in exchange for marketable equity securities of the same value. This agreement and exchange of securities ultimately became the subject of a dispute in late 2000 which was settled in 2001 with the parties agreeing to cancel the outstanding shares exchanged and with the Company retaining $110,000 for its software suite that it received and recorded as revenue during 2000.

As part of this settled dispute the Company also, in a separate action, terminated the employment of one of its officers and the Company was returned 1,250,000 shares of its common stocks for cancellation that it originally issued to this individual.

In April 2001 the Company sold 710,585 shares of its common stock for $250,000 to an investor consultant. The Company also issued 500,000 shares of its common stock to this individual in exchange for a two year consulting agreement valued at $175,950 which expires in April 2002.

Also, during April 2001 the Company issued 1,710,584 shares in satisfaction of amounts owed to a consultant amounting to $262,500 and for future consulting services valued at $337,500, or a total of $600,000.

During the fourth quarter of 2001 they issued an additional 175,000 shares of its common stock for $60,000 and services valued at $40,000.

8.  PROPOSED MERGER

On September 15, 2001, the Company and Digitran Systems, Inc. (a publicly held Delaware company together with its subsidiaries herein referred to as "DSI") entered into an Agreement and Plan of Reorganization ("the Agreement"). The Agreement describes a merger transaction whereby TG will become a wholly-owned subsidiary of DSI which public company in turn will change its name to TGFIN.

The Agreement is subject to shareholder approval of both companies and is also subject to certain conditions, including, but not limited to, submission for approval of proxy material to the Securities and Exchange Commission. The Agreement calls for the shareholders of TG to receive 19,154,369 shares of the reorganized TGFIN or one share of TGFIN for each share of TG share held after giving effect to a reverse stock split of DSI shares and its change in name. The result will be that the shareholders of TG will own approximately 93% of the outstanding shares of the reorganized TGFIN.

 . . . . . . . . . . . TRADINGEAR.COM, INC.

                  NOTES TO FINANCIAL STATEMENTS
                           (Continued)
8.  PROPOSED MERGER (Continued)

The merger transaction will be accounted for as a purchase with TG being deemed the acquiror for accounting and financial reporting purposes. However, since the stockholders of TG will own approximately 93% of the outstanding shares of the reorganized TGFIN no step up basis or goodwill will be recorded by TG. This accounting treatment is in accordance with the view of Securities and Exchange Commission staff members that the acquisition by a public shell of the assets of a business from a private company should be accounted for at historical cost and accounted for as a reverse merger.